UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 14, 2011

INDUSTRIAL MINERALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-30651	11-3763974
(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8
(Address of Principal Executive Offices) (Zip Code)

(613) 241-9959
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment to Articles of Incorporation

Industrial Minerals Inc. (the “Company”), a Delaware corporation, filed its Amended and Restated Certificate of Incorporation (the “Amended Certificate”) with the Secretary of State of Delaware on July 14, 2011, changing the name of the Company from Industrial Minerals Inc. to Mindesta Inc., effective July 26, 2011.  The Amended Certificate also effects a 20 for 1 reverse stock split of the Company’s shares of common stock with a record date of July 26, 2011. The amendments to the certificate of incorporation were approved by the shareholders of the Company on June 29, 2011, at the Company’s Annual and Special Meeting of Shareholders. The Company’s common stock, post the name change and post the 20 for 1 reverse stock split, will have a new CUSIP number, 602670101. A copy of the Amended Certificate is attached hereto as Exhibit 3.1.

Item 9.01     Exhibits

Exhibit Number	Exhibit
3.1	Amended and Restated Certificate of Incorporation

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Minerals, Inc.
Dated July 18, 2011	By:	/s/ Gregory B. Bowes
Gregory B. Bowes
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amended and Restated Certificate of Incorporation